Subsequent Event	12 Months Ended
Dec. 31, 2011
Subsequent Event [Abstract]
Subsequent Event
15.	Subsequent Event

On February 3, 2012, one of the Company's subsidiaries signed a definitive agreement with a subsidiary of INTEGRIS Health, Inc. ("INTEGRIS") to acquire an 80% equity interest in each of five Oklahoma-based general acute care hospitals and certain related health care operations. A subsidiary of INTEGRIS will retain a 20% equity interest in such entities. The hospitals to be acquired are as follows:

•	Blackwell Regional Hospital in Blackwell (53 licensed beds);

•	Clinton Regional Hospital in Clinton (64 licensed beds);

•	Marshall County Medical Center in Madill (25 licensed beds);

•	Mayes County Medical Center in Pryor (52 licensed beds); and

•	Seminole Medical Center in Seminole (32 licensed beds).

Pursuant to the definitive acquisition agreement, the total purchase price for the 80% equity interests in these five hospitals will be $60.0 million in cash. Additionally, the Company's subsidiary will assume certain long-term lease obligations. The acquired assets and assumed liabilities will include, among other things, supply inventories, property, plant and equipment and certain long-term lease obligations. Subject to regulatory approvals and other conditions customary to closing, management anticipates that this acquisition will close during the quarter ending June 30, 2012.

The abovementioned acquisition is in furtherance of that part of the Company's business strategy that calls for the acquisition of hospitals and other ancillary health care businesses in non-urban communities. Management plans to fund this acquisition with available cash balances and proceeds from sales of available-for-sale securities.